Exhibit 10.2

Addendum to Manufacturing Agreement

Contract No.: AB20110927

This first Addendum to the Manufacturing Agreement (as hereinafter defined) (“Addendum”) effective as of 16 January 2012 (“Effective Date”), is made by and between Aruba Networks Inc. (“Aruba”) and SerComm Corporation (“SerComm”) (each a “Party”, collectively, the “Parties”).

WHEREAS, Aruba and SerComm entered into that certain Manufacturing Agreement dated 1 November 2008 (“Manufacturing Agreement”), and

WHEREAS, SerNet (Suzhou) Technologies Corporation (“SerNet”), a wholly owned subsidiary of SerComm, manufactures and sells Products to SerComm. Pursuant to the Manufacturing Agreement, SerComm sells the Products to Aruba, and then Aruba exports the Products to Aruba Technology (China) Co. Ltd. (hereinafter “Aruba China”), a wholly owned subsidiary of Aruba, and

WHEREAS, for reasons of business efficiency, the parties have agreed that certain Products which need to be examined and/or repaired (“RMA Product”) shall now be returned directly from Aruba China to SerNet for examination and repair, and

WHEREAS, the Parties have agreed to submit the attached Four-Party Transaction Agreement to the appropriate Chinese customs authorities on the Effective Date and thereafter a revised Four-Party Transaction Agreement on each anniversary of the Effective Date to facilitate the shipment of the RMA Product, and

WHEREAS, subject to the terms and conditions of the Manufacturing Agreement, Aruba and SerComm wish to set forth in this Addendum certain variations to the RMA process in respect of such RMA Product as specified hereunder.

NOW, THEREFORE, in consideration of the premises and obligations contained herein, it is hereby agreed as follows:

A.	Unless otherwise defined herein, capitalized terms used in this Addendum shall have the same meaning as set forth in the Manufacturing Agreement.

B.	This Addendum shall be entirely subject to the terms and conditions of the Manufacturing Agreement, except where expressly varied herein. Except as so varied, the Manufacturing Agreement remains in full force and effect according to its terms.

C.	The Four Party Transaction Agreement attached hereto is intended to facilitate the shipment of the RMA Product through the appropriate Chinese customs authorities only and is entirely subject to the terms and conditions of this Addendum. In the event of any conflict the terms of this Addendum shall prevail.

D.	Special Terms:

1.	The Parties agree that the RMA Products as set out in the Four Party Transaction Agreement (as may be updated from time to time) will be returned for examination or repair subject to this Addendum.

2.	The Parties agree that the RMA Product shall be repaired or replaced in accordance with the provisions of the Manufacturing Agreement.

3.	The Parties agree that the Place of Delivery is：26 XINGHAI STREET, SUZHOU INDUSTRIAL PARK JIANGSU, CHINA.

4.	The Parties agree that the quality requirements in respect of such RMA Product shall be those set forth in the Manufacturing Agreement.

5.	Subject always to compliance with applicable laws and export regulations, the Parties agree that Aruba China shall deliver the RMA Product to the Place of Delivery as designated by SerNet and following examination and repair of the Product, Sernet shall return such RMA Product to the place of delivery notified by Aruba China. Any repair fees (if applicable) shall be paid by Aruba to Sercomm, and following such payment, Sercomm shall remit the repair fee directly to SerNet.

6.	Except as provided herein, all other terms and conditions of the Manufacturing Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Addendum as of the Effective Date.

ARUBA NETWORKS INC.		SerComm CORPORATION

By:	/s/ Alexa King	By:	/s/ Charles Chu

Name:	Alexa King	Name:	Charles Chu

Title:	General Counsel	Title:	Sales VP

Date:	2/13/2012	Date:	2012.01.20

Aruba Networks, Inc 1344 Crossman Ave. Sunnyvale, CA 94089

Four-Party Transaction Agreement

合同编号/Contract No.：AB20110927

签订日期/Effective Date：2012.01.16

合同签订人/Parties of the Agreement

甲方/Party A：中怡（苏州）科技有限公司/SerNet (Suzhou) Technologies Corporation

乙方/Party B：中磊電子股份有限公司/SerComm Corporation

丙方/Party C：安移通網路科技(中國) 有限公司 / Aruba Networks Technology (China) Co., Ltd.

丁方/Party D： Aruba Networks INC.

合同内容/Content of the Agreement

四方经友好协商，达成一致协议如下/Per amicable negotiation, the Parties hereby agree as follows：

1.	出货品名/Product Name：无线网络访问接入点 / wireless access point

（海关编码/Custom No.：8517629900）

2.	数量/Quantity：3000SETS
3.	单价/Price：US$80.653
4.	维修费用/Repair Fee: 依约定之费用/As agreed by the Parties.
5.	.四方关系/Relationship of the Parties：

丁方向海外企业乙方购买由甲方以进料加工方式生产的产品，甲方负责加工生产并销售给乙方，后由丁方向乙方购买。由于市场需求,由丁方出口至其中国关联企业丙方进行销售, 现因质量问题需退回甲方进行检测及维修。/Party D purchases from Party B the Product manufactured by Party A with material consigned. Party A shall be responsible for the manufacture and sale of the completed Product to Party B and then Party D will purchase such Product from Party B. Based on market requirements, Party D will export such Product to its affiliate company in China, Party C. Now due to quality issues, such Product shall be returned to Party A for examination and repair.

6.	退运地址/Place of Delivery：中国江苏省苏州工业园新海街26号

/ 26 XINGHAI STREET,SUZHOU INDUSTRIAL PARK JIANGSU, CHINA

7.	质量要求/Quality Requirement：依约定之标准/As agreed by the Parties.
8.

退运方式/Delivery：丙方将质量有问题产品自行交货到甲方指定地点，于检修完成后，甲方将检修后产品直接送交至丙方指定地點。维修费用由丁方支付给乙方，乙方再支付给甲方；相关手续由四方进行协商后依法处理。/Party C shall deliver such defective Product to the place designated by Party A and then after completing the examination and repair, Party A shall directly deliver such Product to the place designated by Party C. Repair fees shall be paid by Party D to Party A and then Party B shall pay Party A. The related process will be negotiated by the Parties in accordance with applicable laws.

be negotiated by the Parties in accordance with applicable laws.

9. The English language version of this Agreement shall govern the relationship between the Parties and shall take precedence over the Chinese language version.

甲方：中怡（苏州）科技有限公司

Party A：SerNet (Suzhou) Technologies Corporation

签章/ Signature: [Company chop of SerNet (Suzhou) Technologies Corporation]

乙方：中磊電子股份有限公司

Party B: SerComm Corporation

签章/Signature： [Company chop of SerComm Corporation]

丙方：安移通網路科技(中國) 有限公司

Party C: Aruba Networks Technology (China) Co., Ltd.

签章/Signature： /s/ Alexa King

Party D: Aruba Networks INC.

签章/Signature：	/s/ Alexa King	Aruba Networks, Inc.
	Alexa King	1344 Crossman Ave.
	General Counsel	Sunnyvale, CA 94089

本合同一式四份，由四方各持一份备查。

This Agreement will be executed in four counterparts, each of which will be kept by each party for reference.